UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 23, 2012 (March 19, 2012)

Tredegar Corporation

(Exact name of Registrant as specified in charter)

Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1100 Boulders Parkway, Richmond, Virginia	23225
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(804) 330-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2012, Monica Moretti informed Tredegar Corporation (the “Company”) of her intention to resign as the President of Tredegar Film Products Corporation and as a Vice President of the Company effective as of April 30, 2012.  The Company expects that Ms. Moretti will serve in a consulting role with the Company following her resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2012
TREDEGAR CORPORATION

	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary